Exhibit 10.2

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the "Amendment") is made as of the 4th day of October, 2016 by and between Cogint, Inc., a Delaware corporation ("Company"), and Daniel MacLachlan ("Employee"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Employment Agreement (defined below).

WHEREAS, The Best One, Inc., a Florida corporation ("Best One"), and Employee entered into that certain Employment Agreement made by and between Best One and Employee, dated October 6, 2014, as amended by that certain Amendment to Employment Agreement made by and between Best One and Employee, dated March 17, 2015 (as amended, the "Employment Agreement").

WHEREAS, the Employment Agreement was assumed by Company pursuant to certain transactions involving Best One.

WHEREAS, Company and Employee desire to amend the Employment Agreement in accordance with the terms and provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, Company and Employee hereby adopt this Amendment effective as of the date hereof.

1.	Paragraph 6 to Exhibit A to the Agreement ("Exhibit A") is deleted in its entirety and the following substituted in lieu thereof:

"Term: Commencing on the Effective Date and ending September 30, 2017; provided, that, upon September 30, 2017, this Agreement shall automatically renew for successive one (1) year terms, unless either party provides written notice to the other no less than thirty (30) days prior to the commencement of each such renewal setting forth a desire to terminate this Agreement."

2.	Except as specifically amended hereby, all terms and provisions of the Employment Agreement shall remain in full force and effect.

[Signatures on following page.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

Cogint, Inc., a Delaware corporation

By: /s/ Derek Dubner

       Derek Dubner

EMPLOYEE:

By: /s/ Daniel MacLachlan

       Daniel MacLachlan

[Signature Page to Second Amendment to Employment Agreement]